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                                      8-K
                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                               September 20, 2000

                         NEWPORT NEWS SHIPBUILDING INC.
             (Exact name of registrant as specified in its charter)

         Delaware                   1-12385               74-1541566
(State or other jurisdiction       (Commission         (I.R.S. Employer
      of incorporation)            File Number)       Identification No.)

                 4101 Washington Avenue, Newport News, VA 23607
               (Address of principal executive offices) (zip code)

                                 (757) 380-2000
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)
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ITEM 5.  OTHER EVENTS

     On September 20, 2000, Newport News Shipbuilding (NYSE:NNS) Chairman and Chief Executive Officer announced internal organizational changes. M. Roger Eshelman will become Vice President, Carrier Overhaul and Nuclear Services. C. Michael Petters will be Vice President of Contract Management. D. Scott Stabler will be Vice President, Carrier Construction.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        NEWPORT NEWS SHIPBUILDING INC.

Date:  September 25, 2000               By:  /s/  Stephen B. Clarkson
                                          ---------------------------
                                              Stephen B. Clarkson
                                              Vice President, General Counsel
                                              and Secretary